Exhibit 99.1

PRESS RELEASE

Illumina Intends to Appeal European Commission’s Decision in GRAIL Deal

SAN DIEGO, September 6, 2022 /PRNewswire/ -- Illumina, Inc. (NASDAQ:ILMN), today received a decision from the European Commission prohibiting the company’s acquisition of GRAIL. The company is reviewing the Commission’s order and intends to appeal the decision. The EC decision follows last week’s ruling by US Federal Trade Commission judge in favor of Illumina’s acquisition of GRAIL.

“We are disappointed with the European Commission’s decision prohibiting us from acquiring GRAIL back to Illumina,” said Charles Dadswell, General Counsel of Illumina. “Illumina can make GRAIL’s life-saving multi-cancer early detection test more available, more affordable, and more accessible – saving lives and lowering healthcare costs. As we continue to believe, this merger is pro-competitive and will accelerate innovation. Last week the Chief Judge of the US Federal Trade Commission issued a decision supporting Illumina acquiring GRAIL.”

In addition, to prepare for the anticipated divestment order from the European Commission in the coming months, the company will begin reviewing strategic alternatives for GRAIL in the event the divestiture is not stayed pending Illumina’s appeal.

The merger of Illumina and GRAIL would usher in a transformational phase in the detection and treatment of cancer by facilitating equal and affordable access to the life-saving early cancer detection Galleri test.

With a single blood test, Galleri can screen asymptomatic patients for more than 50 types of cancer, many of which have no other form of screening and are often caught too late to treat effectively. In addition, Galleri can identify the tissue in which a cancer has developed. Galleri is unique as a multicancer early detection test suitable for general population screening. There is no other test available for this purpose. Galleri is available today in the US and the UK, but not in the European Union.

Illumina would accelerate GRAIL’s commercial entry into the EU at scale by at least five years, saving tens of thousands of lives in the EU and billions of euros in healthcare costs.

A combined Illumina and GRAIL is key to helping the European Union achieve the goals outlined in Europe’s Beating Cancer Plan, which states: “Early detection through screening offers the best chance of beating cancer and saving lives.” Today, 71% of cancer-related deaths are in cancers with no recommended screening. With limited screening, cancer is more likely to be detected in late stages but when we diagnose cancer too late, less than 20% of patients will survive more than 5 years. In contrast, if we diagnose cancer early, approximately 90% of patients are expected to survive beyond five years.1 The GRAIL merger would not only accelerate multicancer early detection in the EU but would also reduce inequity in cancer care by making early diagnosis affordable and widespread, another key priority of Europe’s Beating Cancer Plan.

1 Surveillance, Epidemiology, and End Results (SEER) Program (www.seer.cancer.gov)

Illumina is separately appealing a July 2022 decision by the General Court of the European Union regarding the European Commission’s jurisdiction to challenge the GRAIL deal.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the effects of the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the terms and conditions of any required divestiture of GRAIL, and the timing of and the risks, costs and business disruptions (including the diversion of management’s attention) associated with any such divestiture, the announcement, pendency or implementation thereof or any associated legal or regulatory proceedings or obligations, and other uncertainties related to Illumina’s compliance (or ability to comply) with a divestment order, which may adversely affect Illumina and its business, including current plans and operations; (ii) the possibility of other adverse consequences to, among other things, Illumina’s reputation, its relationships with governmental or regulatory authorities or its ability to successfully complete future acquisitions and/or divestitures as a result of the acquisition, the prohibition decision or a divestment order; (iii) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, dis-synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Illumina’s business following or in connection with any divestiture of GRAIL; (iv) potential adverse reactions or changes to business relationships or our ability to attract and retain employees resulting from the announcement, pendency or implementation of the prohibition decision and/or legal, regulatory and other proceedings related thereto; (v) any negative effects of the announcement, pendency or implementation of the prohibition decision or a divestment order and/or of any divestiture of GRAIL on the market price of Illumina’s common stock and on Illumina’s operating results; (vi) risks associated with third-party contracts or other agreements containing provisions that might be implicated by any divestiture of GRAIL, including Illumina’s obligations with respect to certain GRAIL contingent value rights and the risk that Illumina will be unable to fully discharge such obligations in connection with a divestiture of GRAIL; (vii) the risk that Illumina will be unable to recover the costs and/or realize the economic benefits associated with its efforts to develop and commercialize GRAIL’s products, including Galleri, the cancer screening test developed by GRAIL; (viii) the risk that Illumina’s appeals of the prohibition decision or a divestment order and the EU General Court’s ruling on the European Commission’s jurisdiction to review the Acquisition and impose any decisions with respect thereto are unsuccessful and of other negative outcomes of legal, regulatory and other proceedings related thereto; (ix) the risk of adverse effects resulting from additional potential litigation associated with the acquisition; (x) the other risks described in Illumina’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q and (xi) management’s response to any of the aforementioned factors.

While the list of factors presented here is, and the list of factors presented in Illumina’s public filings are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Illumina’s financial condition, results of operations, credit rating or liquidity. Illumina does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as a global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical, and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture, and other emerging segments. To learn more, visit illumina.com and connect with us on Twitter, Facebook, LinkedIn, Instagram, and YouTube.

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